LOOMIS SAYLES SMALL CAP VALUE FUND

(the “Fund”)

Supplement dated February 15, 2013 to the Loomis Sayles Prospectus and Summary Prospectus dated

February 1, 2013, as revised or supplemented from time to time.

Effective immediately, the section “Fund Fees & Expenses” is amended and restated as follows with regard to the Fund:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Admin Class	Class N
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%	0.00%
Acquired fund fees and expenses	0.16%	0.16%	0.16%	0.16%
Other expenses
Fee/expense recovery[1]	0.00%	0.00%	0.00%	0.00%
Remainder of other expenses	0.15%	0.22%	0.52%[2]	0.08%[3]
Total other expenses	0.15%	0.22%	0.52%	0.08%
Total annual fund operating expenses	1.06%	1.38%	1.68%	0.99%
Fee waiver and/or expense reimbursement[1]	0.00%	0.07%	0.12%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.06%	1.31%	1.56%	0.99%

[1]

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.90%, 1.15%, 1.40% and 0.85% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2014 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.90%, 1.15%, 1.40% and 0.85% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

[2]	Other expenses include an administrative services fee of 0.25% for Admin Class shares.
[3]	Other expenses for Class N shares are based on estimated amounts for the current fiscal year.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The example for the Institutional Class shares and Class N shares is based on Total Annual Fund Operating Expenses for all periods. The example for Retail Class shares and Admin Class shares is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$108	$337	$585	$1,294
Retail Class	$133	$430	$749	$1,651
Admin Class	$159	$518	$901	$1,977
Class N	$101	$315	$547	$1,213